SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2000


                       UNITED ASSET MANAGEMENT CORPORATION
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                 001-9215               04-2714625
  ------------------------        -----------          -----------------
  (State of Incorporation)        (Commission           (IRS Employer
                                  File Number)       Identification No.)


    One International Place, Boston, MA                           02110
 ---------------------------------------                         --------
 (Address of Principal Executive Offices)                       (Zip Code)

                                 (617) 330-8900
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              (Registrant's telephone number, including area code)




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ITEM 5.    OTHER EVENTS

          On June 16, 2000, United Asset Management Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Old Mutual plc, an English public limited company ("Old Mutual"), and OM Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Old Mutual ("Purchaser").

          A copy of the Merger Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description herein of the Merger Agreement and the matters contemplated thereby are qualified in their entirety by reference to the Merger Agreement. On June 19, 2000, Old Mutual and the Company issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          Pursuant to the Merger Agreement, within thirty calendar days following the execution of the Merger Agreement, Purchaser will commence a tender offer (the "Offer") for all of the outstanding shares of Common Stock, par value $0.01 per share, of the Company (the "Shares"), at a purchase price of $25 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Merger Agreement. The Offer Price is subject to downward adjustment in certain circumstances, including should the Company's revenues from assets under management, excluding the effects of market movements, decline below a specified level prior to the consummation of the Offer.

          The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions, following completion of the Offer, and in accordance with the Delaware General Corporation Law (the "DGCL"), Purchaser will be merged with and into the Company (the "Merger"), and at the effective time of the Merger (the "Effective Time") each Share outstanding (other than Shares owned by Old Mutual or Purchaser and Shares held by stockholders, if any, who did not vote in favor of the Merger Agreement and who comply with all of the relevant provisions of Section 262 of the DGCL relating to dissenters' rights of appraisal) will be converted into the right to receive the Offer Price, as adjusted, or any greater amount per Share paid pursuant to the Offer.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS. The following exhibits are filed as part of this report:
             --------

             10.1 Agreement and Plan of Merger, dated as of June 16, 2000, by and among United Asset Management Corporation, OM Acquisition Corp. and Old Mutual plc.

             99.1 Press Release of Old Mutual plc and United Asset Management Corporation, dated June 19, 2000 (incorporated by reference to the press release filed by United Asset Management Corp. with the Securities and Exchange Commission under cover of Schedule 14D-9 on June 19, 2000).
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                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2000

                                  UNITED ASSET MANAGEMENT
                                  CORPORATION

                                  By:     /s/ Joseph R. Ramrath
                                      -------------------------------------
                                      Name:   Joseph R. Ramrath
                                      Title:  Senior Vice President, General
                                              Counsel and Secretary

                                  EXHIBIT INDEX


     EXHIBIT
     NUMBER                                 DESCRIPTION
     -------                                -----------

     Exhibit 10.1        Agreement and Plan of Merger,  dated as of June
                         16, 2000, by and among United Asset Management Corporation, OM Acquisition Corp. and Old Mutual plc.

     Exhibit 99.1 Press Release of Old Mutual plc and United Asset Management Corporation, dated June 19, 2000 (incorporated by reference to the press release filed by United Asset Management Corp. with the Securities and Exchange Commission under cover of Schedule 14D-9 on June 19, 2000).